                                POWER OF ATTORNEY
         To Prepare and Execute Documents Pursuant to Sections 13 and 16
               of the Securities Exchange Act of 1934, as Amended,
                    and Rules Thereunder, by and on Behalf of

                            MERRILL LYNCH & CO., INC.

         Know all by these presents, that the undersigned hereby constitutes and appoints Frank J. Marinaro and Katherine Hudson Zrike each individually its true and lawfully attorney-in-fact to:

         (1) prepare and executed for and on behalf of the undersigned, any and all forms, schedules, reports and other documents relating to Merrill Lynch & Co., Inc.'s direct or indirect ownership of securities that are required to be filed with the United States Securities and Exchange Commission pursuant to
Section 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder (collectively, the "Exchange Act");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to comply with the requirements of Sections 13 and 16 of the Exchange Act including, but not limited to, executing documents required by said sections of the Exchange Act and effecting the timely filing thereof with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection With the foregoing which in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by. the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in his or her discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all Intents and purposes as each such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers heroin granted. The undersigned acknowledges that the foregoing attorney-In-fact, In serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Sections 13 or 16 of the txchange Act.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of February 2001.


                                   MERRILL LYNCH & CO., INC.


                                   By: /s/ Barry S. Friedberg
                                       ---------------------------------------
                                       Barry S. Friedberg
                                       Executive Vice President

                                POWER OF ATTORNEY
         To Prepare and Execute Documents Pursuant to Sections 13 and 16
               of the Securities Exchange Act of 1934, as Amended,
                    and Rules Thereunder, by and on Behalf of

                            MERRILL LYNCH GROUP, INC.

         Know all by these presents, that the undersigned hereby constitutes and appoints Frank J. Marinaro and Katherine Hudson Zrike each individually its true and lawfully attorney-in-fact to:

         (1) prepare and executed for and on behalf of the undersigned, any and all forms, schedules, reports and other documents relating to Merrill Lynch Group, Inc.'s direct or indirect ownership of securities that are required to be filed with the United States Securities and Exchange Commission pursuant to
Section 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder (collectively, the "Exchange Act");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to comply with the requirements of Sections 13 and 16 of the Exchange Act including, but not limited to, executing documents required by said sections of the Exchange Act and effecting the timely filing thereof with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection With the foregoing which in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by. the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in his or her discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all Intents and purposes as each such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers heroin granted. The undersigned acknowledges that the foregoing attorney-In-fact, In serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Sections 13 or 16 of the txchange Act.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of February 2001.


                                   MERRILL LYNCH GROUP, INC.


                                   By: /s/ Stanley Schaefer
                                       ---------------------------------------
                                       Stanley Schaefer
                                       Vice President